UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

Kabe Exploration Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-141690	39-2052145
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

5050 Avenida Encinas, Suite 270

Carlsbad, CA 92008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (760) 931-1048

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 20, 2008, Antony Claydon and Rory Moss resigned as directors of Kabe Exploration Inc. (the “Company”).  On March 20, 2008, the Board of Directors appointed Stale Werner Nielsen and Bjorn Rene Singdahlsen as directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 25, 2008

KABE EXPLORATION INC.

By:	/s/ Erik Ulsteen
Erik Ulsteen,
President and Chief Financial Officer